Exhibit 99.1

Revance Announces Proposed Private Offering of

$200 Million of Convertible Senior Notes Due 2027

NEWARK, Calif., February 10, 2020 – Revance Therapeutics, Inc. (“Revance”) (Nasdaq: RVNC), a biotechnology company developing next-generation neuromodulators for use in treating aesthetic and therapeutic conditions, today announced that it intends to offer, subject to market conditions and other factors, $200 million aggregate principal amount of convertible senior notes due 2027 in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Revance also intends to grant the initial purchaser of the notes an option to purchase up to an additional $30 million principal amount of notes.

The notes will be general unsecured obligations of Revance and will accrue interest payable semiannually in arrears. The notes will be convertible into cash, shares of Revance’s common stock or a combination of cash and shares of Revance’s common stock, at Revance’s election. The interest rate, initial conversion rate and other terms of the notes will be determined at the time of pricing of the offering.

Revance intends to use a portion of the net proceeds from the offering to pay the cost of capped call transactions that it expects to enter into in connection with the pricing of the notes with the initial purchaser and/or its affiliates or other financial institutions (the “option counterparties”). The capped call transactions are expected generally to reduce potential dilution to Revance’s common stock upon any conversion of notes and/or offset any cash payments Revance is required to make in excess of the principal amount of converted notes, as the case may be, with such reduction and/or offset subject to a cap. Revance intends to use the remainder of the net proceeds, together with existing cash and cash equivalents, to fund expenses associated with the commercial launch of its recently in-licensed portfolio of Resilient Hyaluronic Acid dermal fillers, pre-commercialization and commercialization activities for DaxibotulinumtoxinA for Injection (“DAXI”) for glabellar lines, and continued development of its DAXI aesthetic and therapeutic pipeline. Revance may also use a portion of the net proceeds from this offering for the acquisition or in-license of other products, product candidates, businesses or technologies, although it has no current agreements or commitments for any material acquisitions or licenses of any products, businesses or technologies. If the initial purchaser exercises its option to purchase additional notes, Revance expects to use a portion of the net proceeds from the sale of the additional notes to enter into additional capped call transactions with the option counterparties.

In connection with establishing their initial hedges of the capped call transactions, the option counterparties or their respective affiliates expect to enter into various derivative transactions with respect to Revance’s common stock concurrently with or shortly after the pricing of the notes and/or purchase shares of Revance’s common stock concurrently with or shortly after the pricing of the notes. This activity could increase (or reduce the size of any decrease in) the market price of Revance’s common stock or the notes at that time.

In addition, the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to Revance’s common stock and/or purchasing or selling Revance’s common stock or other securities of Revance in secondary market transactions following the pricing of the notes and prior to the maturity of the notes (and are likely to do so during any observation period related to a conversion of notes). This activity could also cause or avoid an increase or a decrease in the market price of Revance’s common stock or the notes, which could affect a noteholder’s ability to convert its notes and, to the extent the activity occurs during any observation period related to a conversion of notes, it could affect the number of shares and value of the consideration that a noteholder will receive upon conversion of its notes.

Neither the notes, nor any shares of Revance common stock issuable upon conversion of the notes, have been registered under the Securities Act or any state securities laws, and unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws.

This press release is neither an offer to sell nor a solicitation of an offer to buy any securities, nor shall it constitute an offer, solicitation or sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

About Revance Therapeutics, Inc.

Revance is a Silicon Valley-based biotechnology company focused on the development, manufacturing, and commercialization of novel neuromodulators for multiple aesthetic and therapeutic indications. Beyond its proprietary portfolio of botulinum toxin type A compounds, Revance has exclusive rights to commercialize TEOXANE SA’s Resilient Hyaluronic Acid® (RHA®) line of FDA-approved dermal fillers for correction of dynamic facial wrinkles and folds in the U.S.

“Revance Therapeutics” and the Revance logo are registered trademarks of Revance Therapeutics, Inc.

RHA® is a trademark of TEOXANE SA.

Forward-Looking Statements

Certain of the statements made in this press release are forward looking, such as those, among others, statements concerning the proposed terms of the notes and the capped call transactions, the completion, timing and size of the proposed offering and the entry into and effects of the capped call transactions and the anticipated use of the net proceeds from the offering. Actual results or developments may differ materially from those projected or implied in these forward-looking statements. Factors that may cause such a difference include, without limitation, risks and uncertainties related to the satisfaction of customary closing conditions related to the notes offering and the impact of general economic, industry or political conditions in the United States or internationally. There can be no assurance that Revance will be able to complete the notes offering on the anticipated terms, or at all. Revance will need to raise additional capital to fund its operations and may be unable to raise capital when needed, which would force Revance to delay, reduce or eliminate its product development programs or commercialization efforts. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this press release. Additional risks and uncertainties relating to the offering, Revance and its business can be found under the heading “Risk Factors” in Revance’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2019 filed with the Securities and Exchange Commission on November 4, 2019, as updated by the risk factors included in Exhibit 99.2 to Revance’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 10, 2020. Forward-looking statements represent Revance’s beliefs and assumptions only as of the date of this press release. Revance expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

Source: Revance Therapeutics, Inc.

INVESTORS

Revance Therapeutics, Inc.:

Jeanie Herbert, 714-325-3584

jherbert@revance.com

or

Gilmartin Group, LLC.:

Laurence Watts, 619-916-7620

laurence@gilmartinir.com

MEDIA

Revance Therapeutics, Inc.:

Sara Fahy, 949-887-4476

sfahy@revance.com

or

General Media:

Y&R:

Jenifer Slaw, 347-971-0906

jenifer.slaw@YR.com

or

Trade Media:

Nadine Tosk, 504-453-8344

nadinepr@gmail.com